Form 10-K, Exhibit 13
period 2002-12-31
WINDROSE MEDICAL PROPERTIES TRUST
filed 2003-03-31
CIK 1173942

                                                                   Exhibit 13.01

                   Annual Report to Shareholders for the Year
                             Ended December 31, 2002

This Annual Report on Form 10-K, without exhibits, will be delivered to the Company's shareholders before or simultaneously with delivery of the Company's annual proxy statement.